Exhibit 10.1

FIFTH AMENDMENT AND WAIVER

TO NOTE AND WARRANT PURCHASE AGREEMENT

THIS FIFTH AMENDMENT AND WAIVER TO NOTE AND WARRANT PURCHASE AGREEMENT (this “Amendment”) is dated as of November 13, 2008 by and among ISI Security Group, Inc., a Delaware corporation formerly known as ISI Detention Contracting Group, Inc. and d/b/a “Argyle Security USA” (successor-by-merger to ISI Security Group, Inc., an unrelated entity) (the “Company”), and William Blair Mezzanine Capital Fund III, L.P., a Delaware limited partnership (the “Purchaser”).

RECITALS:

WHEREAS, the Company, the Purchaser and the Guarantors (as such term is defined in the Purchase Agreement (as defined below)) (such Guarantors are parties to the Purchase Agreement solely for the purposes of Section 8 thereof) previously entered into that certain Note and Warrant Purchase Agreement, dated as of October 22, 2004, as amended by that certain Omnibus First Amendment to Note and Warrant Purchase Agreement and Warrant dated as of November 1, 2005, by that certain Omnibus Second Amendment to Note and Warrant Purchase Agreement and Warrant, dated as of July 31, 2007, by that certain Third Amendment to Note and Warrant Purchase Agreement, dated as of January 2, 2008, and by that certain Fourth Amendment to Note and Warrant Purchase Agreement, dated as of June 25, 2008 (as further amended, restated, supplemented or otherwise modified from time to time, the “Purchase Agreement”);

WHEREAS, the Company acknowledges that a certain event of default has occurred and is continuing under the Purchase Agreement, and the Purchaser is willing to provide a limited waiver in respect of such event of default, subject to the terms and conditions of this Amendment;

WHEREAS, in connection with the event of default, the Company wishes, and the Purchaser is willing to, amend the Purchase Agreement, subject to the terms and conditions of this Amendment;

WHEREAS, this Amendment shall constitute a Transaction Document, and these Recitals shall be construed as part of this Amendment; and

WHEREAS, capitalized terms used but not otherwise defined herein shall have the respective meanings given to them in the Purchase Agreement.

NOW, THEREFORE, in consideration of the above premises, the agreements contained herein and other good and valuable consideration, the adequacy, sufficiency and receipt of which are hereby acknowledged, the parties hereto agree as follows:

Section 1.               Amendment to the Purchase Agreement.  Section 4.7(a) of the Purchase Agreement is hereby deleted in its entirety and restated to read as follows:

(a)                                  Capital Expenditure Limits.  The Company and its Subsidiaries, on a consolidated bases, shall not make Capital Expenditures in excess of (i) $2,300,000, in the aggregate, for the 2007 Fiscal Year, (ii) $3,000,000, in the aggregate, for the 2008 Fiscal Year and (iii) $600,000, in the aggregate, during each Fiscal Year thereafter.

Section 2.               Waiver.

(a)           The Company has informed the Purchaser that as of November 12, 2008, the Company has exceeded the Capital Expenditure limitation as set forth in Section 4.7(a) of the Purchase Agreement prior to the effectiveness of this Amendment (the “Existing Default”).  The Purchaser hereby waives compliance by the Company of Section 4.7(a) of the Purchase Agreement solely as it relates to the Existing Default.  The Purchaser’s waiver of non-compliance with Section 4.7(a) of the Purchase Agreement is limited to the specific instance of the Existing Default and shall not be deemed a waiver of or consent to any other failure to comply with the terms of Section 4.7(a) of the Purchase Agreement or any other provisions of the Purchase Agreement.  Such waiver shall not prejudice or constitute a waiver of any right or remedies which the Purchaser may have or be entitled to with respect to any other breach of Section 4.7(a) or any other provision of the Purchase Agreement.  The waiver is for this particular instance and shall not be construed as a waiver of any other presently existing or future Event of Default.  Subsequent to the date hereof, the provisions of Section 4.7(a) of the Purchase Agreement will apply as amended hereby, without any further action on the part of the Purchaser.

(b)           Other than as specifically set forth herein, the Purchaser reserves all of its interests, rights and remedies under and pursuant to the Transaction Documents.

Section 3.               Representations and Warranties.  To induce the Purchaser to enter into this Amendment, the Company represents and warrants that:

(a)           Representations, Warranties; No Default.  The warranties and representations of the Company contained in the Transaction Documents shall be true and correct as of the effective date hereof, with the same effect as though made on such date, except to the extent that such warranties and representations expressly relate to an earlier date.  No Event of Default (other than the Existing Default) or Potential Event of Default has occurred and is continuing under the Purchase Agreement.

(b)           Organizational Authority.  (i) The execution, delivery and performance by the Company of this Amendment are within its corporate powers and have been duly authorized by all necessary corporate action, (ii) this Amendment is the legal, valid and binding obligation of the Company enforceable in accordance with its terms and (iii) neither the execution and delivery nor the performance by the Company of this Amendment (1) violates any law or regulation, or any other decree of any governmental body, (2) conflicts with or results in the breach or termination of, constitutes a default under or accelerates any performance required by, any indenture, mortgage, deed of trust, lease, agreement or other instrument to which such Person is a party or by which such Person or any of its property is bound, (3) results in the creation or imposition of any Lien, upon any of the Collateral (as defined in the Senior Loan Documents) other than Liens in favor of the Senior Lender, (4) violates or conflicts with the certificate of incorporation or bylaws of such Person, or (5) requires the consent, approval or authorization of, or declaration or filing with, any other Person, except for those already duly obtained.

Section 4.               Conditions Precedent.  The effectiveness of this Amendment is subject to the following conditions precedent:

(a)           No Default.  No Potential Event of Default or Event of Default (other than the Existing Default) under the Purchase Agreement shall have occurred and be continuing.

(b)           Warranties and Representations.  The warranties and representations of the Company contained in the Transaction Documents shall be true and correct as of the effective date hereof, with the same effect as though made on such date, except to the extent that such warranties and representations expressly relate to an earlier date.

(c)           Execution and Delivery.  The Company and the Purchaser shall have executed and delivered this Amendment.

(d)           Initial Amendment Fee.  The Company shall have paid to the Purchaser an initial amendment fee in the amount of $25,000.

Section 5.               Reference and Effect on Operative Documents.

(a)           Ratification.  Except as specifically amended above, the Purchase Agreement and the other Transaction Documents, as amended, shall remain in full force and effect.  Notwithstanding anything contained herein, the terms of this Agreement are not intended to and do not effect a novation of the Purchase Agreement or any other Transaction Document.  The Company hereby ratifies and reaffirms each of the terms and conditions of the Transaction Documents to which it is a party and all of its obligations thereunder.

(b)           References.  Upon the effectiveness of this Amendment, each reference in (i) the Purchase Agreement to “this Agreement,” “hereunder,” “hereof,” or words of similar import, and (ii) any other Transaction Document to “the Agreement” or “the Purchase Agreement” shall, in each case and except as otherwise specifically stated therein, mean and be a reference to the Purchase Agreement or such other Transaction Documents, as applicable, as amended hereby.

Section 6.               Miscellaneous.

(a)           Additional Fee and Expenses.  In connection with this Amendment, the Company shall pay to the Purchaser an additional amendment fee in the amount of $25,000 on December 31, 2008.  Pursuant to Section 9.1 of the Purchase Agreement, the Company further agrees to pay on demand all reasonable legal fees and out-of-pocket costs and expenses of or incurred by the Purchaser in connection with the instruments and agreements contemplated hereby.  The failure of the Company to comply with the foregoing requirements shall constitute an immediate Event of Default under the Purchase Agreement.

(b)           Binding Effect.  This Amendment shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and assigns.

(c)           Counterparts.  This Amendment may be executed in one or more counterparts, each of which when so executed and delivered, shall be an original, and all of which together shall constitute one and the same instrument.

(d)           Governing Law.  This Amendment shall be governed by the laws of the State of Illinois, without giving effect to its conflict of laws principles.

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Signature Page to Fifth Amendment and Waiver to Note and Warrant Purchase Agreement

COMPANY:		PURCHASER:

ISI SECURITY GROUP, INC., a Delaware corporation formerly known as ISI Detention Contracting Group, Inc. and d/b/a “Argyle Security USA”		WILLIAM BLAIR MEZZANINE CAPITAL FUND III, L.P.
		By:	William Blair Mezzanine Capital
By:	/s/ Tim Moxon	Partners III, L.L.C.,
Name:	Tim Moxon	its General Partner
Title:	Chief Financial Officer

		By:	/s/ Marc J. Walfish
		Name:	Marc J. Walfish
		Title:	Managing Director